Opportunities for Growth
 2007 Analyst Conference
March 22, 2007
New York

Agenda
Steve Cave – Managing Director, Investor Relations                                   8:00
John Somerhalder – President and Chief Executive Officer                      8:05
  Eric Martinez – Executive Vice President, Utility Operations                   8:30
Break                                                                                                                        9:30
Mike Braswell – President, SouthStar Energy Services                              9:45
Doug Schantz – President, Sequent Energy Management                        10:30
Drew Evans – Executive Vice President and CFO                                        11:15
Question and Answer Session                                                                          11:45
Lunch and Informal Discussion                                                                         12:15

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may," "plan," "predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.

Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures

Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.

Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.

EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.

Reconciliation of non-GAAP financial measures referenced in this presentation are included in our Form 10-K filing with the Securities and Exchange Commission and are available on the company’s website at www.aglresources.com under the Investor Relations section.

Opportunities for Growth
John W. Somerhalder II
President and Chief Executive OfficerI

2007 Analyst Conference
March 22, 2007
New York

Distribution
Operations
Retail Energy
Operations
Wholesale
Services
Energy
Investments

~85 percent of forecasted earnings (EBIT) is expected to come from primarily regulated businesses
•
6 utilities in 6 states (Eastern seaboard)
•
~2.3 million
customers
•
Unified platform for
operating/cost
efficiency
Largest Georgia marketer (35% market share)
•
•
Stable earnings stream
•
Exporting model to other states
•
Asset management (affiliates
and non-affiliates)
•
Low-risk arbitrage business
•
Operates Jefferson Island storage facility
•
Development activities
(salt-dome storage, peaking, etc.)
AGL Resources Today

2007 Guidance:
$2.75 to $2.85
CAGR EPS 2000-2006: 10%
* Represents calendar year 2001 results; fiscal year-end was changed to December 31 at the end of 2001
Record of Sustainable Earnings Growth

•
Sixth straight year of record earnings
•
Raised dividend 11% - fifth increase in four years
•
Strong utility performance despite warm weather and conservation
•
Resolved rate cases in both Virginia and Tennessee
•
Sequent’s earnings significantly above base case due to market volatility
•
SouthStar continued to provide stable earnings
•
Announced new storage facility in Texas
Recent Highlights

•
Margin pressure at utilities
•
Warmest weather on record
•
Increased customer conservation
•
Customer growth
•
Stock price and P/E pressure
•
Second-quarter 2006 earnings
•
Perception of “new” management team
•
P/E and new market entrants create acquisition challenges
A Few Challenges Along the Way

•
Reinvest in organic growth of our core utility business
•
Leverage recent technology investments to support lowest cost structure
•
Optimize new market opportunities for Sequent and SouthStar
•
Make progress on Golden Triangle Storage opportunity
Key Operating Priorities for 2007

•
Supply is constrained, particularly in Gulf Coast region
•
Demand continues to grow
•
Regional price disparities continue to exist
•
The need for new infrastructure is not going away
•
More storage is required to serve the market
•
LNG, unconventional and Alaskan gas supplies will increase need for high-deliverability storage
-
1,000
2,000
3,000
4,000
5,000
6,000
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Shallow water production
Deep water production
Data source:   Energy Information Administracion
Market Fundamentals Support Storage Strategy

•
Project remains valuable and viable
•
Do not realistically expect near-term (six- to 12-month) resolution
•
This is a case where a project has enought promise to justify waiting, and there is no significant downside to doing so (in terms of capital costs, management distraction, opportunity costs, legal expenses, etc.)
•
Majority of capital investment to date also supports existing caverns
Jefferson Island Expansion Status

•
Strategic location for natural gas storage – Spindletop salt dome in
Beaumont, TX
•
Liquid market point with easy access to supply, including LNG
•
Initial development of 12 Bcf; option to expand to 30 Bcf
•
Potential interconnects with up to 8 existing and/or planned pipelines
•
~$180MM investment
Golden Triangle Storage Opportunity

•
Mid-2007Apply for FERC Certificate
•
Late 2007Expect to Receive FERC Certificate
•
Early 2008Begin Construction
•
Late 2010Cavern 1 -- Initial Commercial Operation
•
Early 2011Cavern 1 – Full Commercial Operation
•
Early 2013Cavern 2 – Initial Commercial Operation
•
Mid-2013Cavern 2 – Full Commercial Operation
Golden Triangle Development Timeline

5% Growth
6% Growth

A 6% annual growth level (off the 2005 base) is just above the midpoint of our 2007 guidance range
•
Utility growth and capital investment
•
Increased commercial activity at Sequent
•
SouthStar stability and market expansion
•
Development projects provide inremental upside
•
Well-positioned for acquisition opportunity
Catalysts for Continued Performance

•
ATG offers low-risk investment in natural gas/energy space
•
Demonstrated track record of executing the strategy and delivering shareholder value (earnings and dividend growth)
•
Solid base business growth plans will sustain growth expectations
•
Platform to capitalize on development and acquisition opportunities provides future upside potential
Summary

Questions?